EXHIBIT 23(B)


                        INDEPENDENT AUDITORS' CONSENT


We consent to incorporation by reference in this registration statement on Form S-8 of Duke Energy Corporation of our report dated January 17, 1997 appearing in the annual report on Form 10-K of PanEnergy Corp for the year ended December 31, 1996.

                                                     KPMG Peat Marwick LLP
                                                     ---------------------
                                                     KPMG Peat Marwick LLP


Houston, Texas
June 19, 1997